UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 16, 2019

Date of Report (Date of earliest event reported)

THE L.S. STARRETT COMPANY

(Exact name of Registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Crescent Street Athol, Massachusetts	01331
(Address of principal executive offices)	(Zip Code)

(978) 249-3551

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	SCX	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on October 16, 2019. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 6,209,482 Class A shares and a combined total of 13,069,192 Class A and Class B shares entitled to vote at the Annual Meeting. A total of 5,230,163 Class A shares and a combined total of 9,289,896 Class A and Class B shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Directors

Richard B. Kennedy was elected as a director by the Class A shareholders to hold office until the 2022 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Uncast

Richard B. Kennedy	2,805,313	1,465,588	959,261

Terry A. Piper was elected as a director by the Class A and Class B shareholders to hold office until the 2022 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Uncast

Terry A. Piper	6,862,724	1,467,909	959,261

Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s Class A and Class B shareholders ratified the selection by the Audit Committee of the Board of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020, by the following vote:

For	Against	Abstain

8,933,328	96,789	259,777

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2019	THE L.S. STARRETT COMPANY

	By:	/s/ Douglas A. Starrett

Name: Douglas A. Starrett
Title: President and Chief Executive Officer